________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 28, 2001


                                  CWABS, INC.
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           333-38686          95-4596514
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   (State or Other Jurisdiction       (Commission        (I.R.S. Employer
   of Incorporation)                  File Number)       Identification No.)

   4500 Park Granada
   Calabasas, California                                        91302
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   (Address of Principal                                   (Zip Code)
   Executive Offices)

      Registrant's telephone number, including area code: (818) 225-3237

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


   Item 5.    Other Events.
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Pooling & Servicing Agreement
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     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2001-1 (the "Certificates"). The Certificates were issued on February 28, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-1.


   Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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   (a)    Not applicable.

   (b)    Not applicable.

   (c)    Exhibits:

            99.1  Pooling and Servicing Agreement dated as of February 1, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By: /s/ Michael Muir
                                          ------------------------------------
                                          Name:  Michael Muir
                                          Title:  Vice President

Dated:  March 14, 2001


                                 EXHIBIT INDEX
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Exhibit No.              Description
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99.1                     Pooling and Servicing Agreement.